UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

349 Ridgedale Avenue

East Hanover, NJ  07936

(Address of principal executive offices)(Zip code)

David Y.S. Chiueh

349 Ridgedale Avenue

East Hanover, NJ  07936

(Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: September 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

UPRIGHT INVESTMENT TRUST

ANNUAL SHAREHOLDER REPORT

September 30, 2024

UPRIGHT GROWTH FUND

UPUPX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Upright Growth Fund – UPUPX (the “Fund”) for the period October 1, 2023 to September 30, 2024.

You can find additional information about the Fund on the SEC website at http://www.sec.gov. You can also request this information by contacting us at 1-973-533-1818.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Upright Growth Fund	$360	3.21%

*Annualized

managment’s discussion of fund performance

For the twelve-month period ended September 30, 2024, the Upright Growth Fund delivered a solid absolute return of 24.07%, though it trailed its primary benchmark, the S&P 500® Index, which gained 36.33% over the same period. Despite this short-term relative underperformance, the Fund’s medium-to-long-term track record remains strong, with a five-year total return of 22.70%, significantly exceeding the S&P 500® Index’s 15.94% return. This longer-term outperformance underscores the Fund’s disciplined investment approach and its ability to capture growth opportunities through multiple market cycles.

U.S. equity markets delivered another strong performance in 2024, extending the momentum from the previous year. The S&P 500® Index continued to post new highs throughout the year, driven by investor enthusiasm surrounding the rapid advancement of artificial intelligence (AI) and its transformative impact on corporate productivity. While certain segments of the market experienced short-term overheating, overall conditions did not reflect signs of a speculative bubble. Growth-oriented stocks continued to outperform value counterparts, as the so-called “new AI industrial revolution” became a key narrative across global markets.

Among notable positions, Himax Technologies (HIMX)—a pioneer in silicon photonics— is expected to achieve meaningful technological breakthroughs around 2026–2027, supported by its status as one of TSMC’s few designated experimental partners. TSMC (Taiwan Semiconductor Manufacturing Company) itself remained a critical player in AI chip production, benefiting from robust demand for advanced semiconductor processes. Apple Inc. reached successive record highs, underpinned by continued innovation and resilient consumer demand. Teva Pharmaceutical Industries (TEVA) showed encouraging progress, emerging from its most difficult period by improving debt repayment capabilities and moving further away from bankruptcy concerns. Silicon Motion Technology (SIMO) also remained a favorable holding, with an average acquisition cost below $5 and a positive long-term outlook supported by steady fundamentals.

Our investments in Apple (AAPL), Morgan Stanley Institutional Liquidity Fund Government Portfolio (MVRXX), Teva Pharmaceutical Industries (TEVA), Silicon Motion Technology (SIMO), Direxion Daily Dow Jones Internet Bull 3X Shares (WEBL) and Taiwan Semiconductor (TSM) were all contributors to the Fund’s performance during the period.

However, while the Fund delivered a positive return for the period, its performance lagged behind the broader market and peer funds amid concentrated gains in the AI and semiconductor sectors. The Adviser remains constructive on the long-term growth potential of these industries but acknowledges that near-term valuations appear stretched following a period of exceptional momentum. As such, the Fund continues to maintain a balanced positioning—participating in innovation-driven opportunities while exercising caution through disciplined risk management and diversified exposure across sectors.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years	Ending Value
Upright Growth Fund	24.07%	22.70%	0.96%	$10,999
S&P 500 Index	36.33%	15.94%	13.35%	$35,064

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-973-533-1818.

Fund statistics

			ADVISORY FEES
NET ASSETS:	PORTFOLIO HOLDINGS:	PORTFOLIO TURNOVER:	PAID BY FUND:
$20,601,668	30	0.65%	$286,098

INDUSTRY WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the industry. The underlying securities represent a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Apple, Inc.	28.05%
2.	Himax Technologies, Inc. ADR	19.79%
3.	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	14.33%
4.	Morgan Stanley Institutional Liquidity Fund Government Portfolio	8.52%
5.	Teva Pharmaceutical Industries Ltd. ADR	5.78%
6.	Silicon Motion Technology Corp. ADR	3.83%
7.	AbbVie, Inc.	2.30%
8.	Direxion Daily Dow Jones Internet Bull 3X Shares	1.63%
9.	Alphabet, Inc. Class C	1.62%
10.	Fidelity Institutional Money Market - Treasury Portfolio Class III	1.52%
	Total % of Net Assets	87.37%

How has the fund changed

The Fund has not had any material changes during the year ended September 30, 2024.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Upright Growth Fund documents not be householded, please contact Upright Investment Trust at 1-973-533-1818, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Upright Investment Trust or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit the SEC website at http://www.sec.gov or contact us at 1-973-533-1818.

UPRIGHT INVESTMENT TRUST

ANNUAL SHAREHOLDER REPORT

September 30, 2024

UPRIGHT GROWTH & INCOME FUND

UPDDX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Upright Growth & Income – UPDDX (the “Fund”) for the period October 1, 2023 to September 30, 2024.

You can find additional information about the Fund on the SEC website at http://www.sec.gov. You can also request this information by contacting us at 1-973-533-1818.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Upright Growth & Income Fund	$373	2.90%

*Annualized

managment’s discussion of fund performance

For the twelve-month period ended September 30, 2024, the Upright Growth & Income Fund significantly outperformed its primary benchmark index. The Fund generated a total return of 57.35 % while the Dow Jones US Total Stock Market Index—which we consider to be the Fund’s primary benchmark index—produced a total return of 35.22% over the same period.

U.S. equity markets delivered another strong performance in 2024, extending the momentum from the previous year. The S&P 500® Index continued to post new highs throughout the year, driven by investor enthusiasm surrounding the rapid advancement of artificial intelligence (AI) and its transformative impact on corporate productivity. While certain segments of the market experienced short-term overheating, overall conditions did not reflect signs of a speculative bubble. Growth-oriented stocks continued to outperform value counterparts, as the so-called “new AI industrial revolution” became a key narrative across global markets.

Among notable positions, Himax Technologies (HIMX)—a pioneer in silicon photonics— is expected to achieve meaningful technological breakthroughs around 2026–2027, supported by its status as one of TSMC’s few designated experimental partners. TSMC (Taiwan Semiconductor Manufacturing Company) itself remained a critical player in AI chip production, benefiting from robust demand for advanced semiconductor processes. Apple Inc. reached successive record highs, underpinned by continued innovation and resilient consumer demand. Teva Pharmaceutical Industries (TEVA) showed encouraging progress, emerging from its most difficult period by improving debt repayment capabilities and moving further away from bankruptcy concerns. NVIDIA (NVDA) experienced rapid growth driven by the rise of artificial intelligence (AI) applications, becoming one of the key contributors to the Fund’s overall performance.

Our investments in Nvidia (NVDA), Direxion Daily Semiconductor Bull 3X Shares(SOXL), Teva Pharmaceutical Industries (TEVA), Direxion Daily Dow Jones Internet Bull 3X Shares (WEBL) and Taiwan Semiconductor (TSM) were all contributors to the Fund’s performance during the period.

However, despite these favorable results, the Fund remains cautious amid heightened market volatility and concentrated gains within the AI and semiconductor sectors. As valuations in growth-oriented industries continue to rise, future returns may be more sensitive to shifts in investor sentiment or slower-than-expected earnings growth. The Adviser therefore continues to emphasize disciplined risk management and selective exposure, seeking to balance participation in innovation-driven opportunities with prudent downside protection.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	Since Inception*	Ending Value
Upright Growth & Income Fund	57.35%	21.74%	9.27%	$18,552
Dow Jones US Total Stock Market Index	35.22%	15.11%	13.46%	$24,139
Bloomberg Barclays US Gov't/Credit Index	11.31%	0.41%	1.64%	$11,203

Cumulative Performance Comparison of $10,000 Investment

* Inception October 10, 2017

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-973-533-1818.

Fund statistics

			ADVISORY FEES
NET ASSETS:	PORTFOLIO HOLDINGS:	PORTFOLIO TURNOVER:	PAID BY FUND:
$3,024,499	34	0.00%	$38,466

INDUSTRY WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the industry. The underlying securities represent a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	NVIDIA Corp.	24.09%
2.	Himax Technologies, Inc. ADR	9.09%
3.	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5.74%
4.	Direxion Financial Bull 3X Shares	5.58%
5.	Direxion Daily Dow Jones Internet Bull 3X Shares	5.54%
6.	Teva Pharmaceutical Industries Ltd. ADR	4.17%
7.	AbbVie, Inc.	3.92%
8.	Direxion Daily Semiconductor Bull 3X Shares	3.64%
9.	Tapestry, Inc.	3.57%
10.	The Goldman Sachs Group, Inc.	3.28%
	Total % of Net Assets	68.62%

How has the fund changed

The Fund has not had any material changes during the year ended September 30, 2024.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Upright Growth & Income Fund documents not be householded, please contact Upright Investment Trust at 1-973-533-1818, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Upright Investment Trust or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit the SEC website at http://www.sec.gov or contact us at 1-973-533-1818.

UPRIGHT INVESTMENT TRUST

ANNUAL SHAREHOLDER REPORT

September 30, 2024

UPRIGHT ASSETS ALLOCATION PLUS FUND

UPAAX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Upright Assets Allocation Plus Fund – UPAAX (the “Fund”) for the period October 1, 2023 to September 30, 2024.

You can find additional information about the Fund on the SEC website at http://www.sec.gov. You can also request this information by contacting us at 1-973-533-1818.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Upright Assets Allocation Plus Fund	$327	2.72%

*Annualized

managment’s discussion of fund performance

For the twelve-month period ended September 30, 2024, the Upright Assets Allocation Plus Fund significantly outperformed its primary benchmark index. The Fund generated a total return of 40.67 % while the Dow Jones Moderate US Portfolio Index—which we consider to be the Fund’s primary benchmark index—produced a total return of 21.46% over the same period.

U.S. equity markets delivered another strong performance in 2024, extending the momentum from the previous year. The S&P 500® Index continued to post new highs throughout the year, driven by investor enthusiasm surrounding the rapid advancement of artificial intelligence (AI) and its transformative impact on corporate productivity. While certain segments of the market experienced short-term overheating, overall conditions did not reflect signs of a speculative bubble. Growth-oriented stocks continued to outperform value counterparts, as the so-called “new AI industrial revolution” became a key narrative across global markets.

Among notable positions, Himax Technologies (HIMX)—a pioneer in silicon photonics— is expected to achieve meaningful technological breakthroughs around 2026–2027, supported by its status as one of TSMC’s few designated experimental partners. TSMC (Taiwan Semiconductor Manufacturing Company) itself remained a critical player in AI chip production, benefiting from robust demand for advanced semiconductor processes. Silicon Motion Technology (SIMO) also remained a favorable holding, with an average acquisition cost below $5 and a positive long-term outlook supported by steady fundamentals.

Our investments in Direxion Daily Semiconductor Bull 3X Shares(SOXL), Silicon Motion Technology (SIMO), Direxion Daily Dow Jones Internet Bull 3X Shares (WEBL) and Taiwan Semiconductor (TSM)were all contributors to the Fund’s performance during the period.

Our investments in Direxion Daily Semiconductor Bull 3X Shares(SOXL), Silicon Motion Technology (SIMO), Direxion Daily Dow Jones Internet Bull 3X Shares (WEBL) and Taiwan Semiconductor (TSM)were all contributors to the Fund’s performance during the period.

However, despite these favorable results, the Fund remains cautious amid heightened market volatility and concentrated gains within the AI and semiconductor sectors. As valuations in growth-oriented industries continue to rise, future returns may be more sensitive to shifts in investor sentiment or slower-than-expected earnings growth. The Adviser therefore continues to emphasize disciplined risk management and selective exposure, seeking to balance participation in innovation-driven opportunities with prudent downside protection.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	Since Inception*	Ending Value
Upright Assets Allocation Plus Fund	40.67%	15.56%	4.51%	$13,603
Dow Jones Moderate US Portfolio Index	21.46%	8.00%	7.65%	$16,729
Bloomberg Barclays US Gov't/Credit Index	11.31%	0.41%	1.64%	$11,203

Cumulative Performance Comparison of $10,000 Investment

* Inception October 10, 2017

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-973-533-1818.

Fund statistics

			ADVISORY FEES
NET ASSETS:	PORTFOLIO HOLDINGS:	PORTFOLIO TURNOVER:	PAID BY FUND:
$2,345,189	35	0.00%	$27,096

INDUSTRY WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the industry. The underlying securities represent a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Direxion Daily S&P 500 Bull 3X Shares	10.49%
2.	Himax Technologies, Inc. ADR	9.38%
3.	Direxion Daily Dow Jones Internet Bull 3X Shares	7.94%
4.	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	7.41%
5.	ProShares UltraPro QQQ ETF	6.18%
6.	Direxion Financial Bull 3X Shares	6.09%
7.	Silicon Motion Technology Corp. ADR	5.18%
8.	Direxion Small Cap Bull 3X Shares	4.73%
9.	Direxion Daily Semiconductor Bull 3X Shares	4.69%
10.	AbbVie, Inc.	4.21%
	Total % of Net Assets	66.30%

How has the fund changed

The Fund has not had any material changes during the year ended September 30, 2024.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Upright Assets Allocation Plus Fund documents not be householded, please contact Upright Investment Trust at 1-973-533-1818, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Upright Investment Trust or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit the SEC website at http://www.sec.gov or contact us at 1-973-533-1818.

Item 2. Code of Ethics.

(a) The registrant had not adopted a code of ethics as defined in Item 2(b) as of the period covered by this report. As of the date of this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

Alice Chen served as the Registrant's audit committee financial expert from 10/10/03 until her resignation from the Board of Trustees on 1/25/24. The Board had not filled the vacancy created by Ms. Chens's resignation as of the date of the filling of this Form N-CSR. As a result, the Registrant does not currently have an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2024 $40,000

FY 2023 $25,000

(b) Audit-Related Fees

FY 2024 $ 0

FY 2023 $ 0

Nature of the fees: N/A

(c) Tax Fees

FY 2024 $ 0

FY 2023 $ 0

Nature of the fees: N/A

(d) All Other Fees

FY 2024 $ 0

FY 2023 $ 0

Nature of the fees: N/A

(e)       (1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees: N/A

Tax Fees: N/A

All Other Fees: N/A

(f)	During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2024 $ 0

FY 2023 $ 0

(h) The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

Upright Investments Trust

Upright Assets Allocation Plus Fund (UPAAX)

Upright Growth & Income Fund (UPDDX)

Upright Growth Fund (UPUPX)

Annual Financial Statements

September 30, 2024

	Upright Investments Trust
	Upright Assets Allocation Plus Fund

Schedule of Investments
September 30, 2024

Shares		Fair Value

COMMON STOCKS - 33.55%

Drug Manufacturers—General - 4.21%
500	AbbVie, Inc.	$ 98,740

Drug Manufacturers—Specialty & Generic - 2.28%
2,000	Teva Pharmaceutical Industries Ltd. ADR *	36,040
1,500	Viatris, Inc.	17,415
		53,455
Electrical Equipment & Parts - 0.48%
5,000	Plug Power, Inc. *	11,300

Integrated Circuit Design - 9.38%
40,000	Himax Technologies, Inc. ADR	220,000

Internet Content & Information - 0.45%
100	Baidu, Inc. ADR *	10,529

Semiconductors - 16.75%
10,000	Ase Technology Holding Co. Ltd. ADR	97,600
2,000	Silicon Motion Technology Corp. ADR	121,480
1,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	173,670
		392,750

TOTAL FOR COMMON STOCKS (Cost $790,285) - 33.55%		786,774

EXCHANGE TRADED FUNDS - 64.07%

750	Direxion Daily 20+ Year Treasury Bull 3X Shares	43,320

10,000	Direxion Daily Dow Jones Internet Bull 3X Shares	186,300
550	Direxion Daily Energy Bull 2X Shares	32,621
85	Direxion Daily MSCI Brazil Bull 2X Shares	5,932
200	Direxion Daily MSCI Emerging Markets Bull 3X Shares	7,594
500	Direxion Daily MSCI India Bull 2x Shares	37,700
1,500	Direxion Daily Pharmaceutical & Medical Bull 3X Shares ETF	82,425
2,000	Direxion Daily Real Estate Bull 3X Shares	26,740
1,500	Direxion Daily S&P 500 Bull 3X Shares	245,925
3,000	Direxion Daily Semiconductor Bull 3X Shares	110,040
1,100	Direxion Financial Bull 3X Shares	142,769
2,500	Direxion Small Cap Bull 3X Shares	110,850
1,000	Global X Lithium and Battery Tech ETF	43,590
200	iShares MSCI China ETF	10,182
200	iShares MSCI EAFE Value ETF	11,506
1,000	iShares MSCI Taiwan ETF	53,870
100	iShares Russell Mid-Cap Value ETF	13,225
1,400	KraneShares CSI China Internet ETF	47,628
2,000	ProShares UltraPro QQQ ETF	144,980
2,000	VanEck Vectors Vietnam ETF	25,560
700	Vanguard Emerging Markets Stock Index Fund	33,495
100	Vanguard FTSE All-World ex-US Small Cap Index Fund ETF	12,596
200	Vanguard Real Estate Index Fund ETF Shares	19,484
800	VictoryShares US Large Cap High Dividend Volatility Wtd Index ETF	54,264
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $847,156) - 64.07%		1,502,596

MONEY MARKET FUNDS - 4.80%
25,855	Fidelity Institutional Money Market - Treasury Portfolio Class III 4.96% **	25,855
86,752	Morgan Stanley Institutional Liquidity Fund Government Portfolio 4.60% **	86,752
TOTAL FOR MONEY MARKET FUNDS (Cost $112,607) - 4.80%		112,607

TOTAL INVESTMENTS (Cost $1,750,048) - 102.42%		2,401,977

LIABILITIES LESS OTHER ASSETS, NET - (2.42)%		(56,788)

NET ASSETS - 100.00%		$ 2,345,189

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2024.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

	Upright Investments Trust
	Upright Growth & Income Fund

Schedule of Investments
September 30, 2024

Shares		Fair Value

COMMON STOCKS - 71.40%

Banks—Diversified - 1.39%
200	JPMorgan Chase & Co.	$ 42,172

Capital Markets - 3.28%
200	The Goldman Sachs Group, Inc.	99,022

Consumer Electronics - 3.08%
400	Apple, Inc.	93,200

Drug Manufacturers—General - 3.92%
600	AbbVie, Inc.	118,488

Drug Manufacturers—Specialty & Generic - 4.17%
7,000	Teva Pharmaceutical Industries Ltd. ADR *	126,140

Electrical Equipment & Parts - 0.30%
4,000	Plug Power, Inc. *	9,040

Electronic & Other Electrical Equipment (No Computer Equip) - 0.26%
31	GE Vernova, Inc. *	7,904

Entertainment - 0.64%
200	The Walt Disney Co.	19,238

Health Information Services - 0.13%
41	GE Healthcare Technologies, Inc.	3,848

Healthcare Plans - 0.62%
300	CVS Health Corp.	18,864

Integrated Circuit Design - 9.09%
50,000	Himax Technologies, Inc. ADR	275,000

Luxury Goods - 3.57%
2,300	Tapestry, Inc.	108,054

Oil & Gas Integrated - 1.16%
300	Exxon Mobil Corp.	35,166

Pharmaceutical Retailers - 0.15%
500	Walgreens Boots Alliance, Inc.	4,480

Semiconductors - 38.86%
10,000	Ase Technology Holding Co. Ltd. ADR	97,600
6,000	NVIDIA Corp.	728,640
1,500	Silicon Motion Technology Corp. ADR	91,110
1,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	173,670
10,000	United Microelectronics Corp. ADR	84,200
		1,175,220
Specialty Industrial Machinery - 0.78%
125	General Electric Co.	23,573

TOTAL FOR COMMON STOCKS (Cost $1,180,515) - 71.40%		2,159,409

EXCHANGE TRADED FUNDS - 26.87%
800	Direxion Daily 20+ Year Treasury Bull 3X Shares	46,208
1,500	Direxion Daily Aerospace & Defense Bull 3X Shares	53,490
9,000	Direxion Daily Dow Jones Internet Bull 3X Shares	167,670
1,000	Direxion Daily Industrials Bull 3X Shares	65,000
1,000	Direxion Daily Mid Cap Bull 3X ETF	54,950
1,000	Direxion Daily Pharmaceutical & Medical Bull 3X Shares ETF	8,200
2,000	Direxion Daily Real Estate Bull 3X Shares	26,740
750	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	17,745
3,000	Direxion Daily Semiconductor Bull 3X Shares	110,040
1,300	Direxion Financial Bull 3X Shares	168,727
2,000	Direxion Small Cap Bull 3X Shares	88,680
50	ProShares S&P 500 Dividend Aristocrats ETF	5,338
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $432,246) - 26.87%		812,788

MONEY MARKET FUNDS - 4.24%

32,935	Fidelity Institutional Money Market - Treasury Portfolio Class III 4.96% **	32,935
95,268	Morgan Stanley Institutional Liquidity Fund Government Portfolio 4.60% **	95,268
TOTAL FOR MONEY MARKET FUNDS (Cost $128,203) - 4.24%		128,203

TOTAL INVESTMENTS (Cost $1,740,964) - 102.51%		3,100,400

LIABILITIES LESS OTHER ASSETS, NET - (2.51)%		(75,901)

NET ASSETS - 100.00%		$ 3,024,499

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2024.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

	Upright Investments Trust
	Upright Growth Fund

Schedule of Investments
September 30, 2024

Shares		Fair Value

COMMON STOCKS - 81.67%

Agricultural Inputs - 0.15%
1,200	The Mosaic Co.	$ 32,136

Banks—Diversified - 1.16%
6,000	Bank of America Corp.	238,080

Consumer Electronics - 28.05%
24,800	Apple, Inc.	5,778,400

Drug Manufacturers—General - 2.30%
2,400	AbbVie, Inc.	473,952

Drug Manufacturers—Specialty & Generic - 5.86%
2,000	Bausch Health Cos., Inc. *	16,320
66,102	Teva Pharmaceutical Industries Ltd. ADR *	1,191,158
		1,207,478
Electrical Equipment & Parts - 0.79%
72,500	Plug Power, Inc. *	163,850

Insurance—Life - 1.22%
1,000	Brighthouse Financial, Inc. *	45,030
2,500	Metlife, Inc.	206,200
		251,230
Integrated Circuit Design - 19.79%
741,261	Himax Technologies, Inc. ADR	4,076,936

Internet Retail - 1.03%

2,000	Alibaba Group Holding Ltd. ADR	212,240

Internet Content & Information - 2.46%
2,000	Alphabet, Inc. Class C	334,380
300	Meta Platforms, Inc. Class A	171,732
		506,112
Semiconductors - 18.86%
10,000	Ase Technology Holding Co. Ltd. ADR	97,600
13,000	Silicon Motion Technology Corp. ADR	789,620
17,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,952,390
5,500	United Microelectronics Corp. ADR	46,310
		3,885,920

TOTAL FOR COMMON STOCKS (Cost $11,754,688) - 81.67%		16,826,334

EXCHANGE TRADED FUNDS - 9.68%
5,000	Direxion Daily 20+ Year Treasury Bull 3X Shares	288,800
5,500	Direxion Daily Aerospace & Defense Bull 3X Shares	196,130
18,000	Direxion Daily Dow Jones Internet Bull 3X Shares	335,340
3,000	Direxion Daily Industrials Bull 3X Shares	195,000
3,000	Direxion Daily Mid Cap Bull 3X ETF	164,850
4,000	Direxion Daily Pharmaceutical & Medical Bull 3X Shares	32,800
5,000	Direxion Daily Real Estate Bull 3X Shares	66,850
4,000	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	94,643
8,000	Direxion Daily Semiconductor Bull 3X Shares	293,440
2,000	Direxion Financial Bull 3X Shares	259,580
1,500	Direxion Small Cap Bull 3X Shares	66,510
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $1,170,694) - 9.68%		1,993,943

MONEY MARKET FUNDS - 10.04%
312,362	Fidelity Institutional Money Market - Treasury Portfolio Class III 4.96% **	312,362
1,755,684	Morgan Stanley Institutional Liquidity Fund Government Portfolio 4.60% **	1,755,684
TOTAL FOR MONEY MARKET FUNDS (Cost $2,068,046) - 10.04%		2,068,046

TOTAL INVESTMENTS (Cost $14,993,428) - 101.39%		20,888,323

LIABILITIES LESS OTHER ASSETS, NET - (1.39)%		(286,655)

NET ASSETS - 100.00%		$ 20,601,668

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at September 30, 2024.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Upright Investments Trust

Statements of Assets and Liabilities
September 30, 2024

Assets:	Upright Assets Allocation Plus Fund	Upright Growth & Income Fund	Upright Growth Fund
Investments in Securities, at Value
(Cost $1,750,048, $1,740,964, and $14,993,428, respectively)	$ 2,401,977	$ 3,100,400	$ 20,888,323
Receivables:
Dividends and Interest	3,527	2,646	22,066
Prepaid Expenses	349	372	2,507
Total Assets	2,405,853	3,103,418	20,912,896
Liabilities:
Payables:
Advisory Fees	38,692	53,533	154,194
Administrative Fees	13,394	16,060	123,052
Audit Fees	3,594	4,642	31,764
Custody Fees	1,095	1,049	1,279
Trustee Fees	7	4	68
Legal Fees	3,111	3,088	-
Miscellaneous Fees	771	543	871
Total Liabilities	60,664	78,919	311,228
Net Assets	$ 2,345,189	$ 3,024,499	$ 20,601,668

Net Assets Consist of:
Paid In Capital	$ 1,723,269	$ 1,714,723	$ 17,404,667
Distributable Earnings	621,920	1,309,776	3,197,001
Net Assets (unlimited shares authorized; 177,240, 170,970
and 2,171,921 shares outstanding, respectively.)	$ 2,345,189	$ 3,024,499	$ 20,601,668

Net Asset Value and Offering Price Per Share	$ 13.23	$ 17.69	$ 9.49

The accompanying notes are an integral part of these financial statements.

Upright Investments Trust

Statements of Operations
For the year ended September 30, 2024

	Upright Assets Allocation Plus Fund	Upright Growth & Income Fund	Upright Growth Fund
Investment Income:
Dividends (net of foreign withholding taxes of $1,855, $2,663, and $18,640, respectively)	$ 43,902	$ 45,253	$ 343,896
Interest	5,754	7,448	133,724
Total Investment Income	49,656	52,701	477,620

Expenses:
Advisory Fees	27,096	38,466	286,098
Administrative Fees	9,379	11,540	81,128
Audit Fees	3,594	4,642	31,764
Insurance Fees	1	1	1,049
Custody Fees	4,879	4,879	5,999
Dividend Expenses	40	30	260
Legal Fees	10,188	13,528	196,235
Trustee Fees	986	1,140	6,162
Miscellaneous Fees	594	270	3,930
Total Expenses	56,757	74,496	612,625

Net Investment Loss	(7,101)	(21,795)	(135,005)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(12,073)	(23,006)	(99,976)
Net Change in Unrealized Appreciation on Investments	698,768	1,153,580	4,312,783
Net Realized and Unrealized Gain on Investments	686,695	1,130,574	4,212,807

Net Increase in Net Assets Resulting from Operations	$ 679,594	$ 1,108,779	$ 4,077,802

The accompanying notes are an integral part of these financial statements.

Upright Investments Trust
Upright Assets Allocation Plus Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	9/30/2024	9/30/2023
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (7,101)	$ 5,012
Net Realized Gain (Loss) on Investments	(12,073)	-
Net Change in Unrealized Appreciation on Investments	698,768	162,436
Net Increase in Net Assets Resulting from Operations	679,594	167,448

Distributions to Shareholders	(15,847)	(24,128)

Capital Share Transactions:
Proceeds from Shares Sold	204	212,531
Reinvestment of Distributions	15,847	22,831
Cost of Shares Redeemed	(2,787)	(122,995)
Paid in Capital Adjustment	(773)	-
Net Increase from Capital Shares Transactions	12,491	112,367

Total Increase	676,238	255,687

Net Assets
Beginning of Year	1,668,951	1,413,264

End of Year	$ 2,345,189	$ 1,668,951

Capital Share Transactions:

Shares Sold	10	20,981
Shares Issued on Reinvestment of Distributions	1,406	2,327
Shares Redeemed	(248)	(13,261)
Net Increase in Outstanding Shares of the Fund	1,168	10,047

The accompanying notes are an integral part of these financial statements.

Upright Investments Trust
Upright Growth & Income Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	9/30/2024	9/30/2023
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (21,795)	$ 8,656
Net Realized Gain (Loss) on Investments	(23,006)	96
Net Change in Unrealized Appreciation on Investments	1,153,580	348,621
Net Increase in Net Assets Resulting from Operations	1,108,779	357,373

Distributions to Shareholders	(13,611)	(35,227)

Capital Share Transactions:
Proceeds from Shares Sold	-	214,880
Reinvestment of Distributions	13,611	35,214
Cost of Shares Redeemed	(2,492)	(16,297)
Paid in Capital Adjustment	(5,929)	-
Net Increase from Capital Shares Transactions	5,190	233,797

Total Increase	1,100,358	555,943

Net Assets
Beginning of Year	1,924,141	1,368,198

End of Year	$ 3,024,499	$ 1,924,141

Capital Share Transactions:

Shares Sold	-	18,419
Shares Issued on Reinvestment of Distributions	1,022	3,230
Shares Redeemed	(185)	(1,451)
Net Increase in Outstanding Shares of the Fund	837	20,198

The accompanying notes are an integral part of these financial statements.

Upright Investments Trust
Upright Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	9/30/2024	9/30/2023
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (135,005)	$ 333,084
Net Realized Loss on Investments	(99,976)	(2,407,306)
Net Change in Unrealized Appreciation on Investments	4,312,783	4,265,425
Net Increase in Net Assets Resulting from Operations	4,077,802	2,191,203

Distributions to Shareholders	(388,691)	(1,429,337)

Capital Share Transactions:
Proceeds from Shares Sold	17,284	133,602
Shares Issued on Reinvestment of Distributions	380,114	1,395,561
Cost of Shares Redeemed	(869,963)	(1,227,793)
Paid in Capital Adjustment	(18,246)	-
Net Increase (Decrease) from Capital Share Transactions	(490,811)	301,370

Total Increase	3,198,300	1,063,236

Net Assets
Beginning of Year	17,403,368	16,340,132

End of Year	$ 20,601,668	$ 17,403,368

Capital Share Transactions:

Shares Sold	1,822	15,016
Shares Issued on Reinvestment of Distributions	45,687	163,565
Shares Redeemed	(103,151)	(154,573)
Net Increase (Decrease) in Outstanding Shares of the Fund	(55,642)	24,008

The accompanying notes are an integral part of these financial statements.

Upright Investments Trust
Upright Assets Allocation Plus Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	9/30/2024	9/30/2023	9/30/2022	9/30/2021	9/30/2020

Net Asset Value, at Beginning of Year	$ 9.48	$ 8.51	$ 12.88	$ 7.83	$ 6.60

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	(0.04)	0.03	0.16	(0.09)	(0.12)
Net Gain (Loss) on Securities (Realized and Unrealized)	3.88	1.09	(4.53)	5.19	1.35
Total from Investment Operations	3.84	1.12	(4.37)	5.10	1.23

Distributions:
Net Investment Income	(0.09)	-	-	-	-
Realized Gains	-	(0.15)	-	(0.05)	-
Total from Distributions	(0.09)	(0.15)	-	(0.05)	-

Paid in capital from redemption fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 13.23	$ 9.48	$ 8.51	$ 12.88	$ 7.83

Total Return **	40.67%	13.08%	(33.93)%	65.30%	18.64%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,345	$ 1,669	$ 1,413	$ 1,884	$ 996
Ratio of Expenses to Average Net Assets	2.72%	2.87%	2.49%	2.21%	2.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.34)%	0.29%	1.31%	(1.02)%	(1.72)%
Portfolio Turnover	0.00%	0.00%	1.41%	1.75%	5.03%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
*** Less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

Upright Investments Trust
Upright Growth & Income Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	9/30/2024	9/30/2023	9/30/2022	9/30/2021	9/30/2020

Net Asset Value, at Beginning of Year	$ 11.31	$ 9.13	$ 14.36	$ 8.23	$ 6.80

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	(0.13)	0.05	0.20	(0.09)	(0.15)
Net Gain (Loss) on Securities (Realized and Unrealized)	6.62	2.37	(5.43)	6.22	1.58
Total from Investment Operations	6.49	2.42	(5.23)	6.13	1.43

Distributions:
Net Investment Income	(0.08)	-	-	-	-
Realized Gains	-	(0.24)	-	-	-
Total from Distributions	(0.08)	(0.24)	-	-	-

Paid in capital from redemption fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 17.72	$ 11.31	$ 9.13	$ 14.36	$ 8.23

Total Return **	57.35%	26.55%	(36.42)%	74.48%	21.03%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 3,024	$ 1,924	$ 1,368	$ 1,923	$ 1,020
Ratio of Expenses to Average Net Assets	2.90%	2.60%	2.87%	2.38%	3.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.85)%	0.47%	1.54%	(0.68)%	(1.98)%
Portfolio Turnover	0.00%	0.00%	1.12%	12.68%	0.00%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
*** Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Upright Investments Trust
Upright Growth Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	9/30/2024	9/30/2023	9/30/2022	9/30/2021	9/30/2020

Net Asset Value, at Beginning of Year	$ 7.81	$ 7.42	$ 11.56	$ 5.97	$ 3.90

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	(0.06)	0.14	0.49	(0.03)	(0.06)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.93	0.89	(4.07)	5.62	2.13
Total from Investment Operations	1.87	1.03	(3.58)	5.59	2.07

Distributions:
Net Investment Income	(0.18)	-	-	-	-
Realized Gains	-	(0.64)	(0.56)	-	-
Total from Distributions	(0.18)	(0.64)	(0.56)	-	-

Paid in capital from redemption fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 9.50	$ 7.81	$ 7.42	$ 11.56	$ 5.97

Total Return **	24.07%	13.22%	(33.21)%	93.63%	53.08%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 20,602	$ 17,403	$ 16,340	$ 24,978	$ 14,206
Ratio of Expenses to Average Net Assets	3.21%	1.88%	2.09%	0.57%	2.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.71)%	1.72%	4.58%	(0.23)%	(1.25)%
Portfolio Turnover	0.65%	0.81%	2.53%	0.28%	3.75%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
*** Less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

Upright Investments Trust

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an Investment Company under the Investment Company Act of 1940. The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares. The Trust presently includes Upright Assets Allocation Plus Fund (“Assets Allocation Plus Fund”), a diversified series; Upright Growth and Income Fund (the “Growth and Income Fund”), a diversified series; and Upright Growth Fund (the “Growth Fund”), a non-diversified series, (collectively the “Funds”). The principal investment objective of the Assets Allocation Plus Fund is to seek total return. The principal investment objective of the Growth and Income Fund is to seek current income consistent with growth of capital. The principal investment objective of the Growth Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes: The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2021-2023) or expected to be taken in the Funds’ 2024 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2024, the Funds did not incur any interest or penalties.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually. Distributions of the Funds’ net realized capital gains, if any, are declared at least annually. Distributions are recorded on the Ex-dividend date.

The Funds may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

Security Transactions and Related Income - Investment and shareholder transactions are recorded on the trade date. Gains and losses on securities transactions are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

3. SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability at measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund. The money market funds will be categorized as Level 1 within the fair value hierarchy.

Equity securities (common stocks and exchange traded funds). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited. The Funds did not enter any repurchase agreements during year ended September 30, 2024.

Securities Sold Short - The Funds may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. The Funds do not have any open short positions on September 30, 2024.

Securities Purchased on Margin – The Funds may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase. No securities were purchased on margin during the year ended September 30, 2024. During this period, the fund paid no margin interest.

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of September 30, 2024:

Assets Allocation Plus Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Total Investments
Common Stocks *	$ 786,774	$ -	$ -	$ 786,774
Exchange Traded Funds	1,502,596	-	-	1,502,596
Money Market Funds	112,607	-	-	112,607
	$ 2,401,977	$ -	$ -	$ 2,401,977

Growth & Income Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Total Investments
Common Stocks *	$ 2,159,409	$ -	$ -	$ 2,159,409
Exchange Traded Funds	812,788	-	-	812,788
Money Market Funds	128,203	-	-	128,203
	$ 3,100,400	$ -	$ -	$ 3,100,400

Growth Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Total Investments
Common Stocks *	$ 16,826,334	$ -	$ -	$ 16,826,334
Exchange Traded Funds	1,993,943	-	-	1,993,943
Money Market Funds	2,068,046	-	-	2,068,046
	$ 20,888,323	$ -	$ -	$ 20,888,323

* Industry classifications of these categories are detailed on each Fund's Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended September 30, 2024. The Funds did not hold any derivative instruments at any time during the year ended September 30, 2024. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

4. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

The Funds have entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”). Pursuant to its Investment Advisory Agreement with the Funds, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its daily net assets for the Growth & Income Fund and Growth Fund, and 1.30% of its daily net assets for the Assets Allocation Plus Fund. The Funds have accrued the following advisory fees as of and for the year ended September 30, 2024:

Advisory Fees for the year ended September 30, 2024

	Assets Allocation Plus Fund	Growth & Income Fund	Growth Fund
Advisory Fees Earned	$ 27,096	$ 38,466	$ 286,098
Advisory Fees owed to Adviser	$ 38,692	$ 53,533	$ 154,194

Administrative Fees

Upright Financial Corporation served as the Funds’ administrator. As compensation for services rendered to the Funds, the Administrator received a fee payable at the end of each calendar month at the annual rate of 0.45% of each Fund’s daily net assets for the first $10 million of daily net assets, 0.40% of each Fund’s daily net assets for daily net assets between $10 million to $20 million, and 0.35% of each Fund’s daily net assets for average daily net assets over $20 million.

Mutual Shareholder Services, LLC (“MSS”) provides transfer agency and fund accounting services to the Funds. On March 1, 2023, the Trust, on behalf of the Funds, entered into an Administration Agreement with Empirical Administration, LLC (“Empirical”), pursuant to which Empirical conducted certain compliance testing. On March 1, 2023, the Trust, on behalf of the Funds, also entered into a Compliance Agreement with Empirical pursuant to which Empirical provides the services of a chief compliance officer. On June 1, 2023, the Trust terminated the Administration Agreement with Empirical and compliance testing was assumed by a third party contractor. Brandon M. Pokersnik serves as the Chief Compliance Officer of the Trust. Mr. Pokersnik is the owner/president of Empirical, and also an employee of MSS. On April 1, 2024, Mr. Pokersnik resigned as the Chief Compliance Officer. For the services Empirical provides under the Compliance Agreement, Empirical receives from each Fund a monthly fee of $250 for compliance services. For the year ended September 30, 2024, Empirical earned $4,500 for compliance services.

The Funds have accrued the following administrative fees as of and for the year ended September 30, 2024:

Administrative Fees for the year ended September 30, 2024

	Assets Allocation Plus Fund	Growth & Income Fund	Growth Fund
Administrative Fees Earned	$ 9,379	$ 11,540	$ 81,128
Administrative Fees owed to Adviser	$ 13,394	$ 16,060	$ 123,052

Huntington National Bank serves as the Trust’s custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser. He is also an officer and trustee of the Fund.

5. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended September 30, 2024, were as follows:

	Assets Allocation Plus Fund	Growth & Income Fund	Growth Fund
Purchases	$ 120,127	$ 167,378	$ 511,097
Sales	$ -	$ 33	$ 107,797

6. TAX MATTERS

As of September 30, 2024, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

	Assets Allocation Plus Fund	Growth & Income Fund	Growth Fund
Federal tax cost of investments, including short-term investments +	$ 1,750,048	$ 1,740,964	$ 14,993,428
Gross tax appreciation of investments	$ 952,811	$ 1,642,303	$ 11,232,543
Gross tax depreciation of investments	(300,882)	(282,867)	(5,337,648)
Net tax appreciation	$ 651,929	$ 1,359,436	$ 5,894,895

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes on the Funds.

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of September 30, 2024, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

	Assets Allocation Plus Fund	Growth & Income Fund	Growth Fund
Accumulated undistributed ordinary loss	$ (10,417)	$ (5,489)	$ (73,680)
Post October loss and late year loss	(7,519)	(21,365)	(116,932)
Accumulated undistributed capital gain	-	-	-
Capital loss carryforwards (non-expiring)	(12,073)	(22,806)	(2,507,282)
Unrealized appreciation	651,929	1,359,436	5,894,895
Total distributable earnings/(deficit)	$ 621,920	$ 1,309,776	$ 3,197,001

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and late year losses are determined only at the end of each fiscal year. The Funds incurred and elected to defer such late year ordinary losses and post-October losses as follows:

	Late Year	Post-October
	Losses	Losses
Assets Allocation Plus Fund	$7,519	$-
Growth & Income Fund	21,165	200
Growth Fund	116,932	-

As of September 30, 2024, the Funds have capital loss carryforwards available for federal income tax purposes, which can be used to offset future capital gains indefinitely, as follows:

	Assets Allocation Plus Fund	Growth & Income Fund	Growth Fund
Long-term non-expiring	$ 12,073	$ 22,806	$ 2,507,282
Short-term non-expiring	-	-	-
Total	$ 12,073	$ 22,806	$ 2,507,282

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassifications for the fiscal year ended September 30, 2024 as follows:

	Paid In Capital	Accumulated Earnings (Deficit)

Assets Allocation Plus Fund	$(773)	$773
Growth & Income Fund	(5,929)	5,929
Growth Fund	(18,246)	18,246

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the year ended September 30, 2024 were as follows:

	Assets Allocation Plus Fund	Growth & Income Fund	Growth Fund
Ordinary Income	$ 15,847	$ 13,611	$ 388,691
Long-term Gain	$ -	$ -	$ -

The tax character of distributions paid during the year ended September 30, 2023 were as follows:

	Assets Allocation Plus Fund	Growth & Income Fund	Growth Fund
Ordinary Income	$ 24,128	$ 35,227	$ 1,077,600
Long-term Gain	$ -	$ -	$ 351,737

7. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

8. MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Funds and their investments and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

9. SECTOR RISK

The Funds may, at times, invest a substantial portion of the portfolio in companies in the technology sector. Companies in this sector are subject to the risk of rapidly changing technological developments and highly competitive industry participants. As a result, many companies can have variable earnings and may not pay dividends, leading to higher volatility as investor expectations shift.

10. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the funds under Section 2(a)(9) of the 1940 Act. As of September 30, 2024, Chao Cho Yeh, in aggregate, owned approximately 29% and 28% of the shares of the Assets Allocation Plus and Growth & Income Funds, respectively. As of September 30, 2024, Yu-Yun Huang, in aggregate, owned approximately 29% of the shares of the Assets Allocation Plus Fund.

11. CHANGE OF SERVICE PROVIDERS

As of May 3, 2024, the Trust changed their custodian from US Bank to Huntington National Bank to perform all custodian services for the Trust.

12. SUBSEQUENT EVENTS

Diversification

UPAAX, UPDDX, and UPUPX are in the same group of investment company (Upright Investments Trust). UPAAX and UPDDX are recognized as diversified funds, and UPUPX is recognized as a non-diversified fund. As of September 31, 2024, UPAAX, UPDDX, and UPUPX are meeting the requirements of Section 5(b)(1) of the Investment Company Act of 1940.

Legal Counsel

a) Charles Black (VP & CSO of JOOT): He is an independent compliance consultant, SEC-approved, engaged by UFC to work on complying with the SEC 11242021 Seize & Desist Order.

b) Richard Marshall (KATTEN Partner): He was hired to communicate with the SEC re the timing of Industry Concentration compliance.

c) Thompson Hine LLP: The Trust engaged Thompson Hine on March 1, 2023 as the legal counsel to UIT and the independent trustees in the normal course of business, and UIT and Marco Yeh in the SEC investigation.

d) Richard Hong (former Federal Prosecutor & senior SEC trial lawyer, current serves Dentons USA LLC): He was brought on September 2023 to replace Richard Marshall to represent UFC/Chiueh on SEC’s 09272023 responding.

Related Parties

a) Upright Financial Corporation is the Fund’s administrator, (UFC, 4.27% shares of UPUPX)

b) David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser. He is also an officer and trustee of the Fund.

i. Advisory fee. Pursuant to its Investment Advisory Agreement with the Funds, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its daily net assets for the Growth & Income Fund and Growth Fund, and 1.30% of its daily net assets for the Assets Allocation Plus Fund. The Funds have accrued the $351,660 of adviser fees as of and for the year ended September 30, 2024.

ii. The Administration fee. As compensation for the services rendered to the Funds, the Administrator is entitled to receive a fee. The Funds shall pay to the administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s daily net assets for the first $10 million of daily net assets, 0.40% of the Funds’ daily net assets for daily net assets between $10 million to $20 million, and 0.35% of the Funds’ daily net assets for the average daily net assets over $20 million. The Funds have accrued the Administrative fees as of and for the year ended September 30, 2024 (See Notes 4).

iii. Note: The adviser was previously proving this service but were deemed insufficient by the SEC with a cease-and-desist order and proceeding dated November 24, 2021.

c) Empirical Administration, LLC (administrator from March 1, 2023 to June 1, 2023).

d) Mr. Brandon Pokersnik, President of Empirical Administration, LLC, also an employee of Mutual Shareholder Services, LLC, as Chief Compliance Officer of Upright Investments Trust on March 1, 2023, provides administration and compliance services to the Fund. He resigned as Chief Compliance Officer on April 1, 2024. Mr. Chiueh was appointed temporary CCO while the trust searched for a permanent CCO. Kevin Huang was appointed chief compliance officer (“CCO”) for Upright Investment Trust (the “Trust”) on August 15, 2025, succeeding David Chiueh who resigned the temporary CCO position on August 15, 2025. Kevin Huang’s duties include administering the Trust’s compliance program under Rule 38a-1, monitoring compliance of the Trust and Service providers, and reporting to the Board on any material compliance matters.

e) Mutual Shareholder Services, LLC serves as a transfer agent, the outsourcing of Fund Accounting to Mutual Shareholder Services, LLC started on March 1, 2023.

f) Winterm CPA Firm. On August 31, 2023, Upright Investment Trust signed a contract with Taiwan Winterm CPA Firm with the term of August 31, 2023 to September 30, 2024 to monitor diversification and industrial concentration daily and weekly.

g) Alice Chen resigned as a UIT Board Trustee and Chair of the Audit Committee on January 22, 2024.

h) Marco Yeh resigned as a UIT Board Trustee on January 25, 2024.

i) Phyllis Yokley, Lei Wang, and Wen-Chung Cheng were elected as Board Trustees on June 23, 2024.

j) The Board established the independent status of Phyllis Yokley and Lei Wang as members of the Audit Committee. Phyllis Yokley agreed to be the Chairperson of the Audit Committee on June 23, 2024.

Management has evaluated the impact of all other subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

MYRON YANG CPA & ASSOCIATES, PLLC

Certified Public Accountants

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders

Upright Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each series of Upright Investments Trust (the “Trust”) as of September 30,2024, including the schedules of investments, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods then ended (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each series of the Trust as of September 30,2024, and the results of their operations, the changes in their net assets, and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe our audits provide a reasonable basis for our opinion.

MYRON YANG CPA & ASSOCIATES, PLLC

We have served as the Company's auditor since 2023.

Flushing, New York

October 10, 2025

Upright Investments Trust

ADDITIONAL INFORMATION

September 30, 2024 (UNAUDITED)

Proxy Voting Procedures

The Trust's Board of Trustees has approved proxy voting procedures for the voting of proxies relating to securities held by the Funds. Records of the Funds proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-973-533-1818 or on the SEC website at http://www.sec.gov.

Shareholder Meeting

Pursuant to notice duly given, a special meeting of shareholders of the Upright Growth Fund, Upright Growth and Income Fund and Upright Assets Allocation Fund of Upright Investments Trust (the “Trust”) was called to order on June 23, 2024, at 10:00 a.m. Eastern Time. Mr. Chiueh presided and Ms. Hsu kept the minutes.

Mr. Chiueh stated that the purpose of the meeting was to elect three new independent trustees to the Board of Trustee, approve the reclassification of the Upright Growth Fund from a diversified fund to a non-diversified fund, and consider approval of a change to the Upright Growth Fund’s fundamental investment policy to allow the Fund to invest more than 25% of the value of its total assets in instruments issued by companies in the semiconductors industry. There being no other business, Mr. Chiueh then opened the polls.

Proposal 1

Mr. Chiueh then raised the matter of the election of each of Phyllis Yokley, Lei Wang, and Wen-Chung Cheng as Trustees of the Funds. Ms. Hsu tabulated the results of the ballots and duly submitted proxies and announced that shares of the Funds had been voted for approval of each of Phyllis Yokley, Lei Wang, and Wen-Chung Cheng as Trustees of the Trust as follows:

	For Approval	Against Approval	Abstain
Phyllis Yokley	2,137,925	0	0
Lei Wang	2,137,925	0	0
Wen-Chung Cheng	2,137,925	0	0

Ms. Hsu reported that the foregoing vote showed the affirmative vote of a plurality of the votes as cast approved the election of each of the three nominees as Trustees of the Trust. Mr. Chiueh therefore confirmed that the election of the three nominees as Trustees of the Trust was approved.

Proposal 2

Mr. Chiueh then raised the matter of approval of the reclassification of the Upright Growth Fund from a diversified fund to a non-diversified fund. Ms. Hsu tabulated the results of the ballots and duly submitted proxies and announced that shares of the Fund had been voted for approval of that amendment as follows:

FUND	For Approval	Against Approval	Abstain
Upright Growth Fund	1,807,705	0	0

Ms. Hsu reported that the foregoing vote showed that the affirmative vote of at least 67% of the votes as cast by proxy or in person at the meeting approved the amendment to the Fund's fundamental policy regarding diversification. Mr. Chiueh therefore confirmed that the reclassification of the Upright Growth Fund from a diversified fund to a non-diversified fund was approved.

Proposal 3

Mr. Chiueh then raised the matter of approval of a change to the Upright Growth Fund’s fundamental investment policy to allow the Fund to invest more than 25% of the value of its total assets in instruments issued by companies in the semiconductors industry. Ms. Hsu tabulated the results of the ballots and duly submitted proxies and announced that shares of the Fund had been voted for approval of that amendment as follows:

Fund	For Approval	Against Approval	Abstain
Upright Growth Fund	1,807,705	0	0

Ms. Hsu reported that the foregoing vote showed that the affirmative vote of at least 67% of the votes as cast at the meeting approved the amendment to the Fund's fundamental policy regarding concentration. Mr. Chiueh therefore confirmed that a change to the Upright Growth Fund’s fundamental investment policy to allow the Fund to invest more than 25% of the value of its total assets in instruments issued by companies in the semiconductors industry was approved.

Approval of Investment Advisory Contract

At meetings held on June 26, 2024, and September 25, 2024, the Board of Trustees, including the Independent Trustees, considered renewal of the Investment Advisory Agreement between the Fund and the Adviser. The Board approved renewal of the Investment Advisory Agreement at the February 12, 2025, meeting. This delay was due to the delayed release of the annual report. To assist the Board in its evaluation of the Investment Advisory Agreement, the Adviser supplied the Board with supporting information in advance of the meetings. The following describes the material factors that formed the basis for the Board's approval of the Investment Advisory Agreement.

Fund and Adviser Performance.

Upright Growth Fund

The Independent Trustees considered the short-term and long-term investment performance of the Fund over various periods of time ended September 30, 2024, as compared to its benchmark index (S&P 500). The Independent Trustees noted the Fund had underperformed its benchmark over the 1-year and 10-year periods; and outperformed its benchmark index for the 5-year period.

Upright Assets Allocation Plus Fund

Investment performance of the Fund over various periods of time ended September 30, 2024, as compared to its benchmark (Dow Jones Moderate US). The Independent Trustees noted the Fund had outperformed its benchmark index over the 1-year and 5-year periods.

Upright Growth & Income Fund

Investment performance of the Fund over various periods of time ended September 30, 2024, as compared to its benchmark index (Dow Jones US Total Stock Market). The Independent Trustees noted the Fund had outperformed its benchmark index over the 1-year and 5-year periods.

Although Upright Growth Fund showed less favorable performance over the most recent one-year period, both Upright Growth & Income Fund and Upright Assets Allocation Plus Fund delivered strong results.

According to Lipper ratings, these two funds each achieved the highest possible score of 5, reflecting excellent total return within their respective peer groups.

After comprehensive considerations, the Trustees determined that the Adviser has demonstrated sound execution of its investment strategy and improvement in recent performance, while maintaining a consistent commitment to the Fund’s long-term investment objectives.

Based on this review, the Independent Trustees concluded that the Adviser’s overall performance remains satisfactory and supports the renewal of the Investment Advisory Agreement.

Nature, Extent and Quality of Services Provided. The Board noted that, in addition to managing the Fund's portfolio, essentially all of the business of operating the Fund is conducted by the Adviser. The Board also analyzed the Adviser's capabilities and the experience of the portfolio manager. The Board noted that the level of shareholder redemptions historically has been extremely low. The ongoing business execution practice provided by the Adviser is putting the shareholder’s best interest in the top priority. The low portfolio turnover rates deliver tax efficient returns. There are also no soft dollar charges for securities transactions associated with the Adviser’s portfolio and brokerage activities. In addition, the outsourcing of Fund accounting and Chief Compliance Officer, and the engagement with a 1940 Act legal counsel are added values to the Adviser’s quality of service.

Comparison with Other Contracts and Other Clients. The Board noted that the Fund’s advisory fee of 1.30% (Upright Assets Allocation Plus Fund), and 1.50% (Upright Growth Fund and Upright Growth and Income Fund) of daily net assets is within the range of advisory fees of funds in the peer group. The Board considered the higher fee the Adviser charges for managing discretionary accounts and the expense of operating a relatively small fund.

Profitability of the Adviser. The management fees of the three funds are higher than those of ordinary funds. However, note that the profitability of equity funds is generally significantly higher also. In considering the profits realized by the Adviser, the Board found that while the Adviser was realizing a reasonable profit from its advisory services to the Fund, it was incurring losses on the administrative services it provided to the Fund. Consequently, the Board concluded that the profit realized by the Adviser was acceptable.

Economies of Scale. The Trustees received and considered information regarding whether the Adviser had realized economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the Adviser's profitability has remained low. The Board noted the breakpoints in the Administration Agreement and that Fund shareholders have benefited from economies of scale due to the breakpoints in the Administration Agreement.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board unanimously concluded that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Portfolios and their shareholders.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each of the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 13.  Portfolio Managers of Closed-End Funds. Not applicable.

Item 14.  Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 16.  Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of February 28, 2024, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a)(1) EX-99.CODE ETH. Filed herewith.

(a)(2) EX-99.CERT. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b) EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By: /s/ David Y. S. Chiueh

*David Y. S. Chiueh

Chief Executive Officer

Date: October 28, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David Y. S. Chiueh

*David Y. S. Chiueh

Chief Executive Officer

Date: October 28, 2025

By: /s/ David Y. S. Chiueh

*David Y. S. Chiueh

Chief Financial Officer

Date: October 28, 2025

* Print the name and title of each signing officer under his or her signature.